Exhibit 99.1

KOPPERS HOLDINGS INC.

2005 LONG TERM INCENTIVE PLAN

Section 1. Purpose

The purposes of the Koppers Holdings Inc. 2005 Long Term Incentive Plan (the “Plan”) are to encourage selected individuals in the service of Koppers Holdings Inc. (together with any successor thereto, the “Company”) and its Affiliates (as defined below) to acquire a proprietary interest in the Company’s growth and performance, to generate an increased incentive to contribute to the Company’s future success and to enhance the ability of the Company and its Affiliates to attract and retain qualified individuals.

Section 2. Definitions

As used in the Plan:

(a)	“Affiliate” means (i) any entity that, directly or through one or more intermediaries, is controlled by the Company, and (ii) any entity in which the Company has a significant equity interest as determined by the Committee.

(b)	“Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award or Dividend Equivalent granted under the Plan.

(c)	“Award Agreement” means any written agreement or other instrument or document evidencing an Award granted under the Plan. The terms of any plan or guideline adopted by the Board or the Committee and applicable to an Award shall be deemed incorporated in and a part of the related Award Agreement.

(d)	“Board” means the Board of Directors of the Company.

(e)	“Code” means the Internal Revenue Code of 1986, as amended from time to time.

(f)	“Committee” means a committee of the Board designated by the Board to administer the Plan and composed of not less than two directors, each of whom is qualified as a “Non-Employee Director” as contemplated by the Section 16 Rules and as an “Outside Director” as defined in Code Section 162(m) and any regulations promulgated thereunder. If the Company’s common stock subsequently becomes listed for trading on a national securities exchange or the Nasdaq National Market, then each member of the foregoing Committee must satisfy the independence standards established for compensation committee members by such exchange or the Nasdaq National Market, as the case may be. Such Committee may from time to time be hereinafter referred to as the “Primary Committee.” The term “Committee” shall also mean any Secondary Committee, to the extent such Secondary Committee acts within its administrative jurisdiction under the Plan.

(g)	“Dividend Equivalent” means any right granted under Section 6(e)(v) of the Plan.

(h)	“Employee” means any individual in the employ of the Company or any Affiliate, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

(i)	“Fair Market Value” means, with respect to any property (including, without limitation, Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Primary Committee. However, in the event the Company’s common stock becomes listed for trading on a national securities exchange or the Nasdaq National Market, then the Fair Market Value per share of the Company’s common stock on any relevant date shall be determined in accordance with the following provisions:

(i) If the common stock is at the time traded on the NASDAQ National Market, then the Fair Market Value shall be the closing selling price per share at the close of regular hours trading (i.e., before after-hours trading begins) on the NASDAQ National Market on the date in question, as such price is reported by the National Association of Securities Dealers. If there is no closing selling price for the common stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) If the common stock is at the time listed on any national securities exchange, then the Fair Market Value shall be the closing selling price per share at the close of regular hours trading (i.e., before after-hours trading begins) on the date in question on the exchange serving as the primary market for the common stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the common stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(j)	“Incentive Stock Option” means an option to purchase Shares granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or a successor provision thereto.

(k)	“1934 Act” means the Securities Exchange Act of 1934, as amended.

(l)	“Non-Qualified Stock Option” means an option to purchase Shares granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(m)	“Option” means an Incentive Stock Option or a Non-Qualified Stock Option.

(n)	“Participant” means an Employee or other eligible individual granted an Award under the Plan.

(o)	“Performance Award” means any award granted under Section 6(c) of the Plan.

(p)	“Person” means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

(q)	“Released Securities” means securities that were Restricted Securities with respect to which all applicable restrictions imposed under the terms of the relevant Award have expired, lapsed or been waived or satisfied.

(r)	“Restricted Securities” means Awards of Restricted Stock or other Awards under which outstanding Shares are held subject to certain restrictions.

(s)	“Restricted Stock” means any Share granted under Section 6(b) of the Plan.

(t)	“Restricted Stock Unit” means any right granted under Section 6(b) of the Plan that is denominated in Shares.

(u)	“Secondary Committee” means a committee of two or more Board members, including Board members who are also officers or employees of the Company or any Affiliate, appointed by the Board to administer the Plan and to make Awards with respect to persons other than Section 16 Insiders.

(v)	“Section 16 Insider” means each officer of the Company (or any Affiliate) and Board member who is subject to the short-swing trading restrictions of Section 16 of the 1934 Act.

(w)	“Section 16 Rules” means the rules promulgated by the Securities and Exchange Commission with respect to Section 16 of the 1934 Act or any successor rules.

(x)	“Shares” means the common stock of the Company and such other securities or property as may become the subject of Awards pursuant to an adjustment made under Section 4(c) of the Plan.

(y)	“Stock Appreciation Right” means a tandem or stand-alone stock appreciation right granted pursuant to Section 6(d) of the Plan.

Section 3. Administration

The Primary Committee shall serve as the primary administrator of the Plan and in that capacity shall have full power and authority to: (i) designate Participants; (ii) determine the Awards to be granted to Participants; (iii) determine the number of Shares (or securities convertible into Shares) to be covered by Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares or other securities or property, or canceled, substituted, forfeited or suspended, and the method or methods by which Awards may be settled, exercised, canceled, substituted, forfeited or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend or waive such rules and guidelines and appoint such agents as it shall deem appropriate for the administration of the Plan; and (ix) make any other determination and take any other action that it deems necessary or desirable for such administration. The Board may also establish a Secondary Committee and delegate to such committee separate but concurrent authority with the Primary Committee to exercise all of the foregoing power and authority with respect to Awards to persons other than Section 16 Insiders. All designations, determinations, interpretations and other decisions with respect to the Plan or any Award shall be made by the Primary Committee or, with respect to Awards under its jurisdiction, the Secondary Committee and shall be final, conclusive and binding upon all Persons, including the Company, any Affiliate, any Participants, any holder or beneficiary of any Award, any stockholder and any employee of the Company or of any Affiliate. The powers of the Primary Committee and the Secondary Committee include the adoption of modifications, amendments, procedures, subplans and the like as are necessary to comply with provisions of the laws of other countries in which the Company or an Affiliate may operate in order to assure the viability of Awards granted under the Plan and to enable Participants employed in such other countries to receive benefits under the Plan and such laws.

Section 4. Shares Available for Awards

(a)	Shares Available. The aggregate number of Shares available for issuance under the Plan shall be 525,000 shares of the Company’s common stock, subject to the share counting provisions and adjustment procedures set forth in subsection (b) and (c) below. In no event may more than 300,000 Shares be issued pursuant to Incentive Stock Options granted under the Plan, subject to adjustment pursuant to subsection (c) below.

(b)	Share Counting. Shares subject to outstanding Options or other Awards made under the Plan shall be available for subsequent issuance under the Plan to the extent those Options or Awards expire, terminate or are cancelled or forfeited for any reason prior to the issuance of the Shares subject to those Options or Awards. Restricted Stock issued under the Plan and subsequently forfeited or otherwise repurchased by the Company, at a price per share not greater than the original issue price paid per share, pursuant to the Company’s repurchase rights under the Plan shall be added back to the number of Shares reserved for issuance under the Plan and shall accordingly be available for subsequent reissuance. Should the exercise price of an Option be paid with shares of the Company’s common stock, then the authorized reserve of Shares under the Plan shall be reduced only by net number of Shares issued under the exercised Option, and not by the gross number of shares for which that Option is exercised Upon the exercise of any Stock Appreciation Right, the Share reserve shall be reduced by the net number of Shares actually issued by the Company in connection with such exercise, and not by the gross number of Shares as to which such Stock Appreciation Right is exercised. If Shares otherwise issuable under the Plan are withheld by the Company in satisfaction of the withholding taxes incurred in connection with the exercise of an Option or Stock Appreciation Right or the issuance of fully-vested Shares (whether pursuant to Restricted Stock Units, Performance Shares or otherwise), then the number of Shares available for issuance under the Plan shall be reduced only by the net number of Shares actually issued under the exercised Option or Stock Appreciation Right or the net number of fully-vested Shares actually issued pursuant to Restricted Stock Units, Performance Shares or otherwise, calculated in each instance after any such Share withholding.

(c)	Adjustments. In the event that the Committee determines that any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger,

consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Primary Committee to be appropriate in order to prevent dilution or enlargement of the benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) which thereafter may be made the subject of Awards under Section 4(a), (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, (iii) the grant, purchase or exercise price with respect to any Award, or, if the Committee deems it appropriate, make provision for a cash payment to the holder of an outstanding Award, (iv) the maximum number of Shares or other securities which may be issued under Section 4(a) pursuant to Incentive Stock Options and (v) the maximum number of Shares or other securities for which any one Participant may be granted Awards pursuant to the limitation contained in Section 4(d). Notwithstanding the foregoing, a Participant to whom Dividend Equivalents or dividend units have been awarded shall not be entitled to receive a special or extraordinary dividend or distribution unless the Committee shall have expressly authorized such receipt.

(d)	Limitation on Awards. Notwithstanding anything contained in this Plan to the contrary, grants to any one Participant of Awards which represent or are designated in Shares shall not exceed 100,000 Shares in any calendar year.

Section 5. Eligibility

Any Employee, including any officer or employee-director, any non-employee member of the Board or the board of directors of an Affiliate, and any consultant in the service of the Company or an Affiliate shall be eligible to be designated a Participant. However, any Employee who is a member of a collective bargaining unit shall not be eligible to be designated a Participant unless the collective bargaining agreement covering that Employee allows for his or her participation in the Plan.

Section 6. Awards

(a)	Options. The Committee is authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine:

(i)	Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than the Fair Market Value of a Share on the date of grant of such Option.

(ii)	Option Term. The term of each Option shall be fixed by the Committee, provided that in no event shall the term of an Option exceed a period of ten years from the date of its grant.

(iii)	Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part (but in no event shall an Option be exercisable after the expiration of ten years from the date of its grant), and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made; provided that no Shares may be used by a Participant in payment of the exercise price of an Option unless such Shares were acquired in the open market or have been held by the Participant for the requisite period (if any) necessary to avoid a compensation expense to the Company for financial reporting purposes. In addition, to the extent the Option is exercised for vested Shares at a time when the Company’s common stock is registered under Section 12(g) of the 1934 Act, the exercise price may also be paid through a special sale and remittance procedure pursuant to which the Participant shall concurrently provide instructions to (a) a brokerage firm (reasonably satisfactory to the Company for purposes of administering such procedure in compliance with the Company’s pre-clearance/pre-notification policies) to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares plus all applicable income and employment taxes required to be withheld by the Company by reason of such exercise and (b) the Company to deliver the certificates for the purchased Shares directly to such brokerage firm on such settlement date in order to complete the sale.

(iv)	Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder. Without limiting the preceding sentence, the aggregate Fair Market Value (determined at the time an option is granted) of Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under the Plan and any other plan of the Participant’s employer corporation and its parent and subsidiary corporations providing for Options) shall not exceed such dollar limitation as shall be applicable to Incentive Stock Options under Section 422 of the Code or a successor provision.

(b)	Restricted Stock and Restricted Stock Units.

(i)	Issuance. The Committee is authorized to grant Awards of Restricted Stock and Restricted Stock Units to Participants.

(ii)	Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate, provided that in order for a Participant to vest in Awards of Restricted Stock or Restricted Stock Units where vesting is based solely on continued service, the Participant must remain in the employ of the Company or an Affiliate for a period of not less than three years commencing on the date of grant of the Award, subject to Section 9 hereof and subject to relief for specified reasons as may be approved by the Committee.

(iii)	Registration. Any Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and when delivered to the Participant shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

(iv)	Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service for any reason during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units still subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, in its sole discretion, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units. Unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be delivered to the holder of Restricted Stock promptly after such Restricted Stock shall become Released Securities, subject to the Company’s collection of all applicable withholding taxes.

(c)	Performance Awards. The Committee is authorized to grant Performance Awards to Participants. Subject to the terms of the Plan and any applicable Award Agreement, a Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock or Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee, provided that a performance period shall be at least one year, subject to Section 9 hereof.

(d)	Stock Appreciation Rights. The Committee is authorized to grant two types of Stock Appreciation Rights under the Plan: (i) tandem stock appreciation rights (“Tandem Rights”) and (ii) stand-alone stock appreciation rights (“Stand-alone Rights”).

(i)	Tandem Rights. One or more Optionees may be granted a Tandem Right, exercisable upon such terms and conditions as the Committee may establish, to elect between the exercise of the underlying Option for Shares or the surrender of that Option in exchange for a distribution from the Company in an amount equal to the excess of (i) the Fair Market Value (on the Option surrender date) of the number of Shares in which the Participant is at the time vested under the surrendered Option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for such vested Shares. No such Option surrender shall be effective unless it is approved by the Committee, either at the time of the actual Option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Participant shall accordingly become entitled shall be made in Shares valued at Fair Market Value on the Option surrender date or in cash or in a combination of the two.

(ii)	Stand-Alone Rights. One or more individuals eligible to participate in the Plan may be granted a Stand-alone Right not tied to any underlying Option. The Stand-alone Right shall relate to a specified number of Shares and shall be exercisable upon such terms and conditions as the Committee may establish. In no event, however, may the Stand-alone Right have a maximum term in excess of ten (10) years measured from the grant date. Upon exercise of the Stand-alone Right, the holder shall be entitled to receive a distribution from the Company in an amount equal to the excess of (i) the aggregate Fair Market Value (on the exercise date) of the Shares underlying the exercised right over (ii) the aggregate base price in effect for those shares. The number of Shares underlying each Stand-alone Right and the base price in effect for those Shares shall be determined by the Committee in its sole discretion at the time the Stand-alone Right is granted. In no event, however, may the base price per share be less than the Fair Market Value per underlying Share on the grant date. The distribution with respect to an exercised Stand-alone Right may be made in Shares valued at Fair Market Value on the exercise date, in cash or in a combination of the two.

(e)	General.

(i)	No Cash Consideration for Awards. Participants shall not be required to make any cash payment for the granting of an Award except for such minimum consideration as may be required by applicable law.

(ii)	Awards May Be Granted Separately or Together. Awards may be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award or benefit granted under any other plan or arrangement of the Company or any Affiliate.

(iii)	Prohibition on Repricing. The Committee shall not (i) implement any cancellation/regrant program pursuant to which outstanding Options or Stock Appreciation Rights under the Plan are cancelled and new Options or Stock Appreciation Rights are granted in replacement with a lower exercise or base price per Share, (ii) cancel outstanding Options or Stock Appreciation Rights under the Plan with exercise or base prices per share in excess of the then current Fair Market Value per Share for consideration payable in equity securities of the Company or (iii) otherwise directly reduce the exercise price or base price in effect for outstanding Options or Stock Appreciation Rights under the Plan, without in each such instance obtaining the approval of the Company’s stockholders.

(iv)	Forms of Payment Under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments to be made by the Company or an Affiliate upon the grant, exercise, or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards, or other property or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee.

(v)	Dividend Equivalents or Interest. Subject to the terms of the Plan and any applicable Award Agreement, a Participant, including the recipient of a deferred Award, shall, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents, with respect to the Shares covered by the Award. The Committee may provide that any such amounts shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Notwithstanding the award of Dividend Equivalents or dividend units, a Participant shall not be entitled to receive a special or extraordinary dividend or distribution unless the Committee shall have expressly authorized such receipt.

(vi)	Limits on Transfer of Awards. No Award (other than Released Securities) or right thereunder shall be assignable or transferable by a Participant, other than (unless limited in the Award Agreement) by will or the laws of descent and distribution (or, in the case of an Award of Restricted Securities, to the Company), except that an Non-Qualified Option may be transferred by gift to any member of the holder’s immediate family or to a trust for the benefit of one or more of such immediate family members, if permitted in the applicable Award Agreement; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries with respect to any Award to exercise the rights of the Participant, and to receive any property distributable, upon the death of the Participant. Each Award, and each right under any Award, shall be exercisable, during the Participant’s lifetime, only by the Participant or, if permissible under applicable law by the Participant’s guardian or legal representative unless it has been transferred in a permitted transfer under the Plan or Award Agreement to a member of the holder’s immediate family or to a trust for the benefit of one or more of such immediate family members, in which case it shall be exercisable only by such transferee. For the purposes of this provision, a holder’s “immediate family” shall mean the holder’s spouse or former spouse and any child, stepchild, grandchild, parent, stepparent, grandparent, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, bother-in-law or sister-in-law of such holder. No Award (other than Released Securities), and no right under any such Award, may be pledged, attached or otherwise encumbered other than in favor of the Company, and any purported pledge, attachment, or encumbrance thereof other than in favor of the Company shall be void and unenforceable against the Company or any Affiliate.

(vii)	Term of Awards. Except as otherwise expressly provided in the Plan, the term of each Award shall be for such period as may be determined by the Committee.

(viii)	No Rights to Awards. No Employee, Participant or other Person shall have any claim to be granted an Award, and there is no obligation for uniformity of treatment of Employees, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient. The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have any right to acquire any Shares, cash or other property subject to such Award, until and unless such recipient shall have executed an agreement or other instrument accepting the Award and delivered a fully executed copy thereof to the Company, and otherwise complied with the then applicable terms and conditions.

(ix)	Withholding. The Company or any Affiliate may withhold from any Award granted or any payment due or transfer made under any Award or under the Plan the amount (in cash, Shares, other securities, other Awards, or other property) of withholding taxes due in respect of an Award, its exercise or any payment under such Award or under the Plan, and take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy all obligations for the payment of such taxes. In addition, the Committee may provide one or more Participants with the right to direct the Company to withhold, from the Shares otherwise issuable upon the exercise of an Option or Stock Appreciation Right or upon the issuance of fully-vested Shares (whether pursuant to Restricted Stock Units or Performance Shares or otherwise), a portion of those Shares with an aggregate Fair Market Value equal to the percentage of the applicable withholding taxes (not to exceed one hundred percent (100%)) designated by the Participant.

(x)	Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(xi)	No Right to Employment or Continued Service. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ or service of the Company or any Affiliate. Nothing in the Plan or any Award Agreement shall limit the right of the Company or an Affiliate at any time to dismiss a Participant from employment or service, free from any liability or any claim under the Plan or the Award Agreement.

(xii)	Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the Commonwealth of Pennsylvania and applicable Federal law.

(xiii)	Severability. If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

(xiv)	No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(xv)	No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(xvii)	Share Certificates. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange (or the Nasdaq National Market) upon which such Shares or other securities are then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(xvii)	Conflict with Plan. In the event of any inconsistency or conflict between the terms of the Plan and an Award Agreement, the terms of the Plan shall govern.

Section 7. Amendment and Termination

(a)	Amendments to the Plan. The Board (or any authorized committee thereof) may amend or modify the Plan at any time. However, no such amendment or modification shall adversely affect the rights and obligations with respect to any Award at the time outstanding under the Plan unless the Participant consents to such amendment or modification. In addition, amendments to the Plan will be subject to stockholder approval to the extent required under applicable law or regulation or pursuant to the listing standards of the stock exchange (or the Nasdaq National Market) on which the Company’s common stock is at the time primarily traded.

(b)	Amendments to Awards. The Committee may waive any conditions or rights with respect to, or amend, alter, suspend, discontinue, or terminate, any unexercised Award theretofore granted, prospectively or retroactively, provided that the Participant’s consent shall be required with respect to any suspension, discontinuation or termination of an Award or any amendment or alteration, that would impair the rights of such Participant.

(c)	Adjustments of Awards Upon Certain Acquisitions. In the event the Company or any Affiliate shall assume outstanding employee awards or the right or obligation to make future such awards in connection with the acquisition of another business or another company, the Committee may make such adjustments, not inconsistent with the terms of the Plan, in the terms of Awards as it shall deem appropriate.

(d)	Adjustments of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(c) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits to be made available under the Plan.

(e)	Termination of the Plan. The Board may terminate the Plan at any time; provided, however, that all Awards outstanding at that time shall continue to have force and effect in accordance with the provisions of the Award Agreement evidencing those Awards.

Section 8. Additional Conditions to Enjoyment of Awards.

(a)	The Committee may cancel any unexpired, unpaid or deferred Awards if at any time the Participant is not in compliance with all applicable provisions of the Award Agreement, the Plan and the following conditions:

(i)	A Participant shall not render services for any organization or engage, directly or indirectly, in any business which, in the judgment of the Committee or, if delegated by the Committee to the Chief Executive Officer, in the judgment of such Officer, is or becomes competitive with the Company or any Affiliate, or which is or becomes otherwise prejudicial to or in conflict with the interests of the Company or any Affiliate. Such judgment shall be based on the Participant’s positions and responsibilities while employed by the Company or an Affiliate, the Participant’s post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company or an Affiliate and the other organization or business, the effect on customers, suppliers and competitors of the Participant’s assuming the post-employment position and such other considerations as are deemed relevant given the applicable facts and circumstances. The Participant shall be free, however, to purchase as an investment or otherwise, stock or other securities of such organization or business so long as they are listed upon a recognized securities exchange or traded over the counter, and such investment does not represent a substantial investment to the Participant or a greater than 1% equity interest in the organization or business.

(ii)	Participant shall not, without prior written authorization from the Company, disclose to anyone outside the Company, or use in other than the Company’s business, any secret or confidential information, knowledge or data, relating to the business of the Company or an Affiliate in violation of his or her agreement with the Company or the Affiliate.

(iii)	A Participant, pursuant to his or her agreement with the Company or an Affiliate, shall disclose promptly and assign to the Company or the Affiliate all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company or the Affiliate, relating in any manner to the actual or anticipated business, research or development work of the Company or the Affiliate and shall do anything reasonably necessary to enable the Company or the Affiliate to secure a patent where appropriate in the United States and in foreign countries.

(b)	Notwithstanding any other provision of the Plan, the Committee in its sole discretion may cancel any Award at any time prior to the exercise thereof, if the employment of the Participant shall be terminated, other than by reason of death, unless the conditions in this Section 8 are met.

(c)	Failure to comply with the conditions of this Section 8 prior to, or during the six months after, any exercise, payment or delivery pursuant to an Award shall cause the exercise, payment or delivery to be rescinded. The Company shall notify the Participant in writing of any such rescission within two years after such exercise payment or delivery and within 10 days after receiving such notice, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the exercise, payment or delivery rescinded. Such payment shall be made either in cash or by returning to the Company the number of Shares that the Participant received in connection with the rescinded exercise, payment or delivery.

(d)	Upon exercise, payment or delivery pursuant to an Award, the Committee may require the Participant to certify on a form acceptable to the Committee, that he or she is in compliance with the terms and conditions of the Plan.

(e)	Nothing herein shall be interpreted to limit the obligations of a Participant under his or her employee agreement or any other agreement with the Company.

Section 9. Change in Control

(a)	Except as the Board or the Committee may expressly provide otherwise prior to a Change in Control of the Company (as defined below), in the event of a Change in Control of the Company:

(i)	all Options and Stock Appreciation Rights then outstanding shall become immediately and fully exercisable, notwithstanding any provision therein for the exercise in installments; provided, however, that no Option or Stock Appreciation Right shall vest and become exercisable on such an accelerated basis if and to the extent (a) such Option or Stock Appreciation Right is to be assumed by the successor corporation (or parent thereof) or is otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction or (ii) such Option or Stock Appreciation Right is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Change in Control on any Shares as to which the Option or Stock Appreciation Right is not otherwise at that time vested and exercisable (the excess of the Fair Market Value of those Shares at the time of the Change in Control over the aggregate exercise price payable for the Shares) and provides for subsequent payout of that spread in accordance with the same exercise/vesting schedule applicable to those Shares or (iii) the acceleration of such Option or Stock Appreciation Right is subject to other limitations imposed by the Committee;

(ii)

all forfeiture provisions and other restrictions and conditions applicable to each Award of Restricted Stock then outstanding shall be deemed to terminate, and the Restricted Stock subject to each such Award shall accordingly become Released

Shares, as of the date of the Change in Control, except to the extent the express terms of the Change in Control transaction provide for the continuation of those forfeiture provisions and other restrictions and conditions with respect to one or more such Awards following the Change in Control, in which case the successor entity in that Change in Control shall succeed to all the Company’s rights and obligations under those continued Awards (as adjusted to reflect the number and class of securities into which the Restricted Stock subject to each such Award was converted in consummation of such Change in Control);

(iii)	all restrictions and conditions applicable to Restricted Stock Units then outstanding shall be deemed satisfied as of the date of the Change in Control, except to the extent such Restricted Stock Units are assumed by the successor entity in the Change in Control or otherwise continued in effect, in which event those Restricted Stock Units shall be adjusted immediately after the consummation of that Change in Control so as to apply to the number and class of securities into which the Shares subject to those units immediately prior to the Change in Control would have been converted in consummation of such Change in Control had those Shares actually been outstanding at that time, and appropriate adjustments shall also be made to the consideration (if any) payable per Share thereunder, provided the aggregate amount of such consideration shall remain the same; and

(iv)	all Performance Awards shall become vested, deemed earned in full and promptly paid to the Participants, with cash units to be paid in cash and phantom stock units to be paid in the Shares represented thereby or such other securities, property or cash as may be deliverable in respect of Shares as a result of a Change in Control, without regard to payment schedules and notwithstanding that the applicable performance cycle or retention cycle shall not have been completed, provided, however, that no such accelerated vesting and payment shall occur with respect to any Performance Award assumed by the successor entity in the Change in Control or otherwise continued in effect, and those Performance Awards shall accordingly be adjusted immediately after the consummation of that Change in Control so as to apply to the number and class of securities into which the Shares subject to the award immediately prior to the Change in Control would have been converted in consummation of such Change in Control had those Shares actually been outstanding at that time..

(b)	The Committee shall have the discretionary authority to structure one or more Awards so that those Awards and the underlying Shares shall automatically vest (or vest and become issuable or exercisable as to fully-vested Shares) in whole or in part immediately upon the occurrence of a Change in Control or upon the subsequent termination of the Participant’s employment or service by reason of an involuntary termination (including a constructive termination) within a designated period following the effective date of that Change in Control transaction.

(c)	A Change in Control of the Company shall have occurred in the event that:

(i)	a person, partnership, joint venture, corporation or other entity, or two or more of any of the foregoing acting as a “person” within the meaning of Sections 13(d)(3) of the 1934 Act, other than the Company, a majority-owned subsidiary of the Company or an employee benefit plan of the Company or such subsidiary (or such plan’s related trust), become(s) the “beneficial owner” (as defined in Rule 13d-3 under the Act) of 50% or more of the then outstanding voting stock of the Company;

(ii)	during any period of two consecutive years, individuals who at the beginning of such period constitute the Board (together with any new Board member whose election by the Company’s Board or whose nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds of the Board members then still in office who either were Board members at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board members then in office;

(iii)	all or substantially all of the business of the Company is disposed of pursuant to a merger, consolidation or other transaction in which the Company is not the surviving corporation or the Company combines with another company and is the surviving corporation (unless the Company’s stockholders immediately following such merger, consolidation, combination, or other transaction beneficially own, directly or indirectly, more than 50% of the aggregate voting stock or other ownership interests of (x) the entity or entities, if any, that succeed to the business of the Company or (y) the combined company);

(iv)	the closing of the sale of all or substantially all of the assets of the Company or a liquidation or dissolution of the Company; or

(v)	the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company of beneficial ownership (within the meaning of Rule 13d-3 of the Act) of securities possessing more than 20% of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which the Board does not recommend such stockholders to accept.

Section 10. Effective Date of the Plan

The Plan shall be effective as of December 7, 2005 (the “Effective Date”).

Section 11. Term of the Plan

No Award shall be granted under the Plan after November 30, 2015, but unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted shall continue to remain outstanding in accordance with their terms beyond such date.